Exhibit 99.2

First Quarter 2012

Supplemental Reporting Package

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Summary	9
Acquisition and Disposition Summary	10
Development Overview	11
Indebtedness	12
Capitalization and Fixed Charge Coverage	13
Institutional Capital Management Summary	14
Definitions	15-17

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•

national, international, regional and local economic conditions, including, in particular, the impact of the economic downturn and the strength of the economic recovery and the potential impact of the financial crisis in Europe;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as fires, tornadoes, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

First Quarter 2012	Page 1
Supplemental Reporting Package

Quarterly Highlights

Top 10 Markets(3)

Total Consolidated

Market	ABR (millions)	Occupancy 3/31/12	Occupancy 3/31/11	Change
Southern California	$19. 6	99.2%	94.1%	5.1%
Atlanta	18.8	91.3%	89.5%	1.8%
Houston	18.1	97.1%	92.5%	4.6%
Northern California	15.2	95.7%	84.0%	11.7%
Dallas	13.7	84.3%	89.4%	-5.1%
Memphis	12.5	91.3%	93.5%	-2.2%
Cincinnati	12 0	84.9%	77.7%	7.2%
Chicago	11.2	97.9%	90.0%	7.9%
Baltimore/Washington, D.C.	9.9	88.4%	82.4%	6.0%
Columbus	9.6	87.6%	78.9%	8.7%

Total	$140.6	92.5%	88.0%	4.5%

(1)	Amounts are as previously reported and not restated for current quarter same store pool.
(2)	Includes consolidated property and land acquisitions and dispositions. Does not include acquisitions or dispositions made in our co-investment ventures.
(3)	Based on annualized base rent as of March 31, 2012.

First Quarter 2012	Page 2
Supplemental Reporting Package

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended March 31,
	2012	2011
REVENUES:
Rental revenues	$66,099	$59,879
Institutional capital management and other fees	1,055	1,019

Total revenues	67,154	60,898

OPERATING EXPENSES:
Rental expenses	8,121	8,422
Real estate taxes	10,227	9,139
Real estate related depreciation and amortization	32,139	29,846
General and administrative	5,785	7,056
Casualty gain	(155)	—

Total operating expenses	56,117	54,463

Operating income	11,037	6,435
OTHER INCOME AND EXPENSE:
Equity in loss of unconsolidated joint ventures, net	(854)	(1,357)
Interest expense	(17,028)	(15,511)
Interest and other income	197	85
Income tax expense and other taxes	(268)	(40)

Loss from continuing operations	(6,916)	(10,388)
Discontinued operations:
Operating income (loss) and other expenses	(2)	585
Gain (loss) on dispositions of real estate interests from discontinued operations	88	(42)

Income from discontinued operations	86	543

Consolidated net loss of DCT Industrial Trust Inc.	(6,830)	(9,845)
Net loss attributable to noncontrolling interests	826	1,309

Net loss attributable to common stockholders	(6,004)	(8,536)

Distributed and undistributed earnings allocated to participating securities	(128)	(118)

Adjusted net loss attributable to common stockholders	$(6,132)	$(8,654)

EARNINGS PER COMMON SHARE – BASIC AND DILUTED:
Loss from continuing operations	$(0.03)	$(0.04)
Income from discontinued operations	0.00	0.00

Net loss attributable to common stockholders	$(0.03)	$(0.04)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	246,367	233,288

First Quarter 2012	Page 3
Supplemental Reporting Package

Consolidated Balance Sheets

(amounts in thousands)

	March 31, 2012	December 31, 2011
	(unaudited)
ASSETS:
Operating properties	$3,093,203	$3,100,172
Properties under redevelopment	4,705	4,284
Properties under development	16,051	9,525
Properties in pre-development including land held	51,488	47,082

Total investment in properties	3,165,447	3,161,063
Less accumulated depreciation and amortization	(610,403)	(589,314)

Net investment in properties	2,555,044	2,571,749
Investments in and advances to unconsolidated joint ventures	139,417	139,278

Net investment in real estate	2,694,461	2,711,027
Cash and cash equivalents	10,980	12,834
Notes receivable	1,010	1,053
Deferred loan costs, net	8,038	8,567
Straight-line rent and other receivables, net	44,549	42,349
Other assets, net	20,103	17,468

Total assets	$2,779,141	$2,793,298

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$34,695	$45,785
Distributions payable	19,140	19,057
Tenant prepaids and security deposits	22,772	22,864
Other liabilities	29,066	29,797
Intangible lease liability, net	18,340	18,897
Line of credit	25,000	—
Senior unsecured notes	935,000	935,000
Mortgage notes	315,230	317,783

Total liabilities	1,399,243	1,389,183
Total stockholders’ equity	1,194,367	1,207,969
Noncontrolling interests	185,531	196,146

Total liabilities and equity	$2,779,141	2,793,298

First Quarter 2012	Page 4
Supplemental Reporting Package

Funds From Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended March 31,
	2012	2011
Reconciliation of net loss attributable to common stockholders to FFO:
Net loss attributable to common stockholders	$(6,004)	$(8,536)
Adjustments:
Real estate related depreciation and amortization	32,166	31,143
Equity in loss of unconsolidated joint ventures, net	854	1,357
Equity in FFO of unconsolidated joint ventures	2,834	316
Impairment losses on depreciable real estate	—	42
Gain on dispositions of real estate interests	(88)	—
Noncontrolling interest in the operating partnership’s share of the above adjustments	(3,744)	(3,623)
FFO attributable to unitholders	2,709	2,261

FFO attributable to common stockholders and unitholders, basic and diluted(1)	28,727	22,960

Adjustments:
Acquisition costs(2)	237	400

FFO, as adjusted, attributable to common stockholders and unitholders, basic and diluted	$28,964	$23,360

FFO per common share and unit, basic and diluted	$0.11	$0.09

FFO, as adjusted, per common share and unit, basic and diluted	$0.11	$0.09

FFO weighted average common shares and units outstanding:
Common shares for earnings per share – basic	246,367	233,288
Participating securities	1,580	1,627
Units	25,731	25,513

FFO weighted average common shares, participating securities and units outstanding - basic	273,678	260,428
Dilutive common stock equivalents	584	539

FFO weighted average common shares, participating securities and units outstanding - diluted	274,262	260,967

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).
(2)	Excluding amounts attributable to noncontrolling interests.

First Quarter 2012	Page 5
Supplemental Reporting Package

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended March 31,
	2012	2011
NET OPERATING INCOME:(1)
Rental revenues	$66,099	$59,879
Rental expenses and real estate taxes	(18,348)	(17,561)

Net operating income(2)	$47,751	$42,318

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	58,227	58,811
Average occupancy	90.1%	87.1%
Occupancy as of period end	90.1%	87.8%
CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	58,071	58,621
Average occupancy	90.2%	87.4%
Occupancy as of period end	90.1%	88.1%
SAME STORE OPERATING PROPERTIES:(1)
Square feet as of period end	53,883	53,883
Average occupancy	90.8%	88.8%
Occupancy as of period end	90.8%	89.4%
Rental revenues	$60,034	$58,616
Rental expenses and real estate taxes	(16,713)	(16,877)

Same store net operating income	43,321	41,739
Less: revenue from lease terminations	(73)	(54)

Net operating income (excluding revenue from lease terminations)	43,248	41,685

Less: straight-line rents, net of related bad debt expense	(1,078)	(3,014)
Add back: amortization of below market rents, net	(142)	(115)

Cash net operating income (excluding revenue from lease terminations)	$42,028	$38,556

Net operating income growth (excluding revenue from lease terminations)	3.8%	—
Cash net operating income growth (excluding revenue from lease terminations)	9.0%	—
SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents - increase to revenue, net of related bad debt expense(3)	$1,947	$3,102
Straight-line rent receivable (balance sheet)(3)	$37,240	$30,236
Net amortization of below market rents – increase (decrease) to revenue(3)	$204	$97
Capitalized interest	$693	$761
Stock-based compensation amortization	$980	$1,381
Revenue from lease terminations(3)	$105	$54
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$116	$232
CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development and acquisition capital	$4,999	$2,564
Building and land improvements	1,093	720
Tenant improvements and leasing costs	5,030	6,466

Total capital expenditures	$11,122	$9,750

(1)	Excludes discontinued operations.
(2)	See Definitions for reconciliation of net operating income to loss from continuing operations.
(3)	Includes discontinued operations.

First Quarter 2012	Page 6
Supplemental Reporting Package

Property Overview

As of March 31, 2012

Markets	Number of Buildings	Percent Owned(1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percentage of Total Annualized Base Rent
	(in thousands)					(in thousands)
CONSOLIDATED OPERATING PROPERTIES:
Atlanta	50	100.0%	6,487	11.1%	91.3%	$18,806		9.4%
Baltimore/Washington D.C.	17	100.0%	2,057	3.5%	88.4%	9,868		5.0%
Central Pennsylvania	8	100.0%	1,453	2.5%	74.0%	4,282		2.2%
Charlotte	1	100.0%	80	0.1%	0.0%	—		0.0%
Chicago	19	100.0%	3,570	6.1%	98.7%	10,829		5.4%
Cincinnati	32	100.0%	4,492	7.7%	84.9%	12,034		6.0%
Columbus	14	100.0%	4,301	7.4%	87.6%	9,615		4.8%
Dallas	46	100.0%	4,288	7.4%	84.3%	13,727		6.9%
Denver	2	100.0%	278	0.5%	100.0%	1,234		0.6%
Houston	49	100.0%	3,414	5.9%	97.1%	18,097		9.1%
Indianapolis	7	100.0%	2,299	3.9%	93.1%	5,107		2.6%
Louisville	4	100.0%	1,330	2.3%	99.3%	4,205		2.1%
Memphis	11	100.0%	5,218	9.0%	91.3%	12,503		6.3%
Mexico	15	100.0%	1,653	2.8%	93.3%	6,488		3.3%
Miami	6	100.0%	762	1.3%	99.5%	5,216		2.6%
Nashville	4	100.0%	1,839	3.2%	77.0%	3,121		1.6%
New Jersey	12	100.0%	1,669	2.9%	78.3%	7,260		3.6%
Northern California	25	100.0%	2,784	4.8%	95.7%	15,221		7.6%
Orlando	20	100.0%	1,864	3.2%	84.5%	6,079		3.1%
Phoenix	15	100.0%	1,794	3.1%	85.2%	5,564		2.8%
San Antonio	13	100.0%	1,176	2.0%	96.1%	3,761		1.9%
Seattle	9	100.0%	1,421	2.4%	88.4%	6,124		3.1%
Southern California	28	89.0%	3,842	6.6%	99.2%	19,594		9.8%

Total/weighted average - operating properties	407	99.3%	58,071	99.7%	90.1%	198,735		99.8%

CONSOLIDATED REDEVELOPMENT PROPERTIES:
Chicago	1	100.0%	156	0.3%	78.7%	379		0.2%

Total/weighted average - redevelopment properties	1	100.0%	156	0.3%	78.7%	379		0.2%

Total/weighted average - consolidated properties	408	99.3%	58,227	100.0%	90.1%	$199,114	(3)	100.0%

Continued on next page

See footnote definitions on next page.

First Quarter 2012	Page 7
Supplemental Reporting Package

Property Overview

(continued)

As of March 31, 2012

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percentage of Total Annualized Base Rent
	(in thousands)					(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES
IDI (Chicago, Nashville, Savannah)	3	50.0%	1,423	8.3%	44.8%	$1,533	3.0%
Southern California Logistics Airport(4)	6	50.0%	1,984	11.5%	95.4%	6,616	13.0%

Total/weighted average	9	50.0%	3,407	19.8%	74.3%	8,149	16.0%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Atlanta	3	11.5%	1,194	6.9%	88.5%	2,913	5.8%
Central Pennsylvania	4	8.2%	1,210	7.0%	55.1%	2,697	5.4%
Charlotte	1	3.6%	472	2.7%	100.0%	1,604	3.2%
Chicago	4	18.0%	1,525	8.9%	100.0%	6,009	11.9%
Cincinnati	4	15.4%	1,243	7.2%	94.7%	3,819	7.6%
Columbus	2	5.7%	451	2.6%	100.0%	1,318	2.6%
Dallas	4	16.8%	1,726	10.0%	87.1%	4,974	9.9%
Denver	5	20.0%	773	4.5%	95.5%	3,309	6.6%
Indianapolis	1	11.4%	475	2.8%	100.0%	1,785	3.5%
Louisville	5	10.0%	900	5.2%	100.0%	2,767	5.5%
Memphis	1	20.0%	1,039	6.1%	74.1%	2,331	4.6%
Minneapolis	3	3.6%	472	2.8%	100.0%	2,339	4.6%
Nashville	2	20.0%	1,020	5.9%	100.0%	1,395	2.8%
New Jersey	2	10.2%	216	1.3%	96.3%	834	1.7%
Northern California	1	3.6%	396	2.3%	100.0%	1,188	2.4%
Orlando	2	20.0%	696	4.0%	100.0%	2,951	5.9%

Total/weighted average – co-investment operating properties	44	14.0%	13,808	80.2%	90.7%	42,233	84.0%

Total/weighted average - unconsolidated properties	53	21.1%	17,215	100.0%	87.5%	$50,382	100.0%

SUMMARY
Total/weighted average - consolidated/ unconsolidated operating properties	460	81.4%	75,286	99.8%	89.5%	$249,117	99.8%
Total/weighted average - consolidated redevelopment properties	1	100.0%	156	0.2%	78.7%	379	0.2%

Total/weighted average - all properties	461	81.4%	75,442	100.0%	89.5%	$249,496	100.0%

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent associated with tenants in free rent periods of $5.1 million based on the first month’s cash base rent.
(4)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

First Quarter 2012	Page 8
Supplemental Reporting Package

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
	(in thousands)				(in thousands)
FOUR QUARTERS ROLLING
New	159	5,066	-12.6%	-3.3%	64	$15,046	$2.97
Renewal	170	9,874	-4.4%	3.0%	52	12,244	1.24
Development and redevelopment	5	349	N/A	N/A	54	N/A	N/A

Total/Weighted Average	334	15,289	-5.7%	2.0%	56	$27,979	$1.83

Weighted Average Retention	73.3%

FIRST QUARTER 2012
New	31	1,261	-3.6%	12.0%	67	$3,871	$3.07
Renewal	42	2,035	-3.7%	1.6%	50	2,137	1.05
Development and redevelopment	1	33	N/A	N/A	36	N/A	N/A

Total/Weighted Average	74	3,329	- 3.7%	3.1%	57	$6,094	$1.83

Weighted Average Retention	70.9%

Lease Expirations for Consolidated Properties as of March 31, 2012(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2012(4)	8,365	$31,836	14.6%
2013	8,840	38,766	17.7%
2014	7,883	31,166	14.2%
2015	7,179	29,123	13.3%
2016	6,841	29,509	13.5%
Thereafter	13,358	58,394	26.7%

Total occupied	52,466	$218,794	100.0%

Available or leased not occupied	5,761

Total consolidated properties	58,227

(1)	Does not include month-to-month leases.
(2)	Assumes no exercise of lease renewal options, if any.
(3)	Includes contractual rent changes.
(4)	Includes month-to-month leases.

First Quarter 2012	Page 9
Supplemental Reporting Package

Acquisition and Disposition Summary

For the Three Months Ended March 31, 2012

	Property Name	Size	Occupancy at Acquisition/ Disposition	Occupancy at March 31, 2012	Market
ACQUISITIONS:
January	4802 W Van Buren	76,000 sq. ft.	100.0%	100.0%	Phoenix
March	DCT 55	32.6 acres	N/A	N/A	Chicago
Total YTD Purchase Price - $8.6 million
DISPOSITIONS:
January	5470 Oakbrook Parkway	85,000 sq. ft.	85.5%	N/A	Atlanta
February	2820 Peterson Place	19,000 sq. ft.	100.0%	N/A	Atlanta
Total YTD Sales Price - $5.1 million

First Quarter 2012	Page 10
Supplemental Reporting Package

Development Overview

As of March 31, 2012

			Number of	Square	Percent	Costs Incurred		Total Projected	Expected		Percentage
Project	Market	Acres	Buildings	Feet	Owned	Q1 2012	Cumulative	Investment	Completion		Leased
		(in thousands)				(in thousands)		(in thousands)
UNDER CONSTRUCTION:
Dulles Summit	Baltimore/Washington D.C.	13	2	179	95%	$2,062	$11,587	$16,743	Q2-2012	(1)	100%
Northwest 8 Distribution Center (2)	Houston	16	1	267	—	13	51	13,281	Q3-2012		—
DCT Commerce Center at Pan American West (Building A)	Miami	7	1	167	100%	757	4,413	14,101	Q3-2012		—

	TOTAL	36	4	613		$2,832	$16,051	$44,125

Yield – Under Construction (projected):		8.7%

PREDEVELOPMENT:
DCT 55	Chicago	33			100%	$6,841	$6,841
DCT Airtex Industrial Center	Houston	13			100%	65	2,698
DCT Commerce Center at Pan American West (Building B)	Miami	7			100%	825	4,195
8th & Vineyard	So. California	19			91%	100	5,618
Slover Logistics Center	So. California	28			100%	269	14,628
Southern California Logistics	So. California	22			50%	11	11

	TOTAL	122				$8,111	$33,991

(1)	The project will be shell complete as of Q2-2012.
(2)	This project is a forward purchase commitment with an unrelated third party to acquire an industrial facility upon its completion.

First Quarter 2012	Page 11
Supplemental Reporting Package

Indebtedness

(dollar amounts in thousands)

As of March 31, 2012

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 3/31/2012
SENIOR UNSECURED NOTES:
2013 Notes, fixed rate	6.11%	6.36%	June 2013	$175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2015 Notes, variable rate(1)	2.34%	2.34%	June 2015	175,000
2016 Notes, fixed rate	4.90%	4.89%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	5.50%	5.50%	August 2022	40,000
2023 Notes, fixed rate	5.57%	5.57%	August 2023	35,000

				935,000

MORTGAGE NOTES:
Fixed rate secured debt	5.91%	5.69%	Sept. 2012–Aug. 2025	312,897
Premiums (discounts), net of amortization				2,333

				315,230

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(2)	N/A	N/A	June 2015	25,000

Total carrying value of consolidated debt				$1,275,230

Fixed rate debt	5.81%	5.80%		84%
Variable rate debt	2.32%	2.32%		16%

Weighted average interest rate	5.26%	5.25%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional joint ventures				$30,125
SCLA				31,039

				$61,164

Scheduled Principal Payments of Debt as of March 31, 2012 (excluding premiums)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2012	$—	$55,364	$—	$55,364
2013	175,000	44,295	—	219,295
2014	50,000	9,975	—	59,975
2015	215,000	48,343	25,000	288,343
2016	99,000	5,724	—	104,724
2017	51,000	6,090	—	57,090
2018	81,500	6,172	—	87,672
2019	46,000	50,768	—	96,768
2020	50,000	62,625	—	112,625
2021	92,500	18,256	—	110,756
Thereafter	75,000	5,285	—	80,285

Total	$935,000	$312,897	$25,000	$1,272,897

(1)	The $175 million term loan agreement bears interest at either 0.80% to 1.65% over prime or 1.80% to 2.65% over LIBOR, per annum at our election, depending on our leverage ratio.
(2)

The $300 million senior unsecured revolving credit facility expires on June 3, 2015 and bears interest at either 0.65% to 1.35% over prime or 1.65% to 2.35% over LIBOR, per annum at our election, depending upon our leverage ratio. We have issued four letters of credit secured by the unsecured revolving credit facility totaling $26.9 million; therefore there was $248.1 million available under the unsecured revolving credit facility as of March 31, 2012.

(3)	Based on DCT’s ownership as of March 31, 2012.

Hedges: As of March 31, 2012, we had one forward-starting interest rate swap in place to hedge the variability of cash flows associated with forecasted issuances of debt in 2012. This swap has a notional value of $90 million, a LIBOR based strike rate of 5.43%, an effective date of June 2012 and a maturity date of September 2012.

First Quarter 2012	Page 12
Supplemental Reporting Package

Capitalization and Fixed Charge Coverage

(dollar amounts in thousands, except share price)

Capitalization at March 31, 2012

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	247,104	$5.90	$1,457,914
Operating partnership units outstanding	24,025	$5.90	141,748

Total equity market capitalization			1,599,662

Consolidated debt			1,275,230
Less: Noncontrolling interests’ share of consolidated debt(2)			(6,500)
Proportionate share of debt related to unconsolidated joint ventures			61,164

DCT share of total debt			1,329,894

Total market capitalization			$2,929,556

DCT share of total debt to total market capitalization			45.4%

Fixed Charge Coverage

	Three Months Ended March 31,
	2012	2011
Net loss attributable to common stockholders	$(6,004)	$(8,536)
Interest expense(3)	17,028	15,511
Proportionate share of interest expense from unconsolidated joint ventures	737	839
Real estate related depreciation and amortization(3)	32,166	31,143
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	2,321	1,426
Income tax expense and other taxes(3)	268	40
Stock-based compensation amortization	980	1,381
Noncontrolling interests(3)	(826)	(1,309)
Non-FFO gains on dispositions of real estate interests	(88)	—
Impairment losses (3)	—	42

Adjusted EBITDA	$46,582	$40,537

CALCULATION OF FIXED CHARGES
Interest expense (3)	$17,028	$15,511
Capitalized interest	693	761
Amortization of loan costs and debt premium/discount	(282)	(213)
Proportionate share of interest expense from unconsolidated joint ventures	737	839

Total fixed charges	$18,176	$16,898

Fixed charge coverage	2.6	2.4

(1)	Excludes 1.5 million unvested Long-Term Incentive Plan Units, 0.5 million shares of unvested Restricted Stock and 0.1 million unvested Phantom Shares outstanding as of March 31, 2012.
(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations.

First Quarter 2012	Page 13
Supplemental Reporting Package

Institutional Capital Management Summary

(dollar amounts in thousands)

Statements of Operations

	For the Three Months Ended March 31, 2012
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan
REVENUES:
Total rental revenues	$2,428	$3,311	$1,765	$814	$5,224

EXPENSES:
Rental expenses	186	311	123	94	507
Real estate taxes	470	740	262	83	896
Depreciation and amortization	1,146	1,779	771	369	2,550
General and administrative	149	26	3	2	197

Total expenses	1,951	2,856	1,159	548	4,150
Interest expense	1,360	1,735	800	228	—
Interest and other income	—	(1)	—	—	(315)
Taxes	24	5	9	5	4

Net income (loss)	$(907)	$(1,284)	$(203)	$33	$1,385

Rental revenues	$2,428	$3,311	$1,765	$814	$5,224
Rental expenses and real estate taxes	656	1,051	385	177	1,403

Net operating income	$1,772	$2,260	$1,380	$637	$3,821

Data by Fund as of March 31, 2012:	Number of Buildings	Square Feet (In thousands)	Occupancy	DCT Ownership
Boubyan Fund I	6	2,647	84.6%	20.0%
TRT-DCT JV I	14	3,561	82.7%	3.6%
TRT-DCT JV II	5	1,744	95.3%	11.4%
TRT-DCT JV III	5	900	100.0%	10.0%
JP Morgan	14	4,956	96.5%	20.0%

Total/weighted average	44	13,808	90.7%	14.0%

Balance Sheets

	As of March 31, 2012
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan
Total investment in properties	$125,897		$206,571		$90,537		$31,415		$286,807
Accumulated depreciation and amortization	(28,952)		(43,943)		(17,531)		(5,346)		(48,180)

Net investment in properties	96,945		162,628		73,006		26,069		238.627
Cash and cash equivalents	1,730		1,319		804		475		5,231
Other assets	2,789		3,325		1,820		416		4,389

Total assets	$101,464		$167,272		$75,630		$26,960		$248,247

Other liabilities	$2,187		$4,027		$1,531		$732		$4,301
Secured debt maturities – 2014	—		—		39,725	(3)	—		—
Secured debt maturities – 2015	—		31,861	(2)	10,154	(3)	—		—
Secured debt maturities thereafter	95,342	(1)	85,000	(2)	—		11,839	(4)	—

Total secured debt	95,342		116,861		49,879		11,839		—

Total liabilities	97,529		120,888		51,410		12,571		4,301
Partners or members’ capital	3,935		46,384		24,220		14,389		243,946

Total liabilities and Partners or members’ capital	$101,464		$167,272		$75,630		$26,960		$248,247

(1)

$95.3 million has a stated interest rate of 5.6% and requires interest only payments until April 2012 at which time it has a new stated interest rate of 7.6% and becomes fully amortizing through maturity in 2036. The first payment which included principle was made in March 2012.

(2)

$85.0 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $31.9 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(3)

$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $10.2 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$11.8 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

First Quarter 2012	Page 14
Supplemental Reporting Package

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net loss attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses, loss on business combinations, noncontrolling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains. We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets. Repositioning capital is defined as substantial building improvements on which the Company expects to earn incremental returns but which do not qualify as a Redevelopment.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses on properties which are not depreciable. We believe that FFO excluding severance, acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Net Effective Rate:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

First Quarter 2012	Page 15
Supplemental Reporting Package

Definitions

(Continued)

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty gains, impairment, general and administrative expenses, equity in loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance (in thousands).

	Three Months Ended March 31,
	2012	2011
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(6,916)	$(10,388)
Income tax expense and other taxes	268	40
Interest and other income	(197)	(85)
Interest expense	17,028	15,511
Equity in loss of unconsolidated joint ventures, net	854	1,357
General and administrative	5,785	7,056
Real estate related depreciation and amortization	32,139	29,846
Casualty gains	(155)	—
Institutional capital management and other fees	(1,055)	(1,019)

Total net operating income	47,751	42,318
Less net operating income- non-same store properties	(4,430)	(579)

Same store GAAP net operating income	43,321	41,739
Less revenue from lease terminations	(73)	(54)

Same store GAAP net operating income, excluding revenue from lease terminations	43,248	41,685
Less straight-line rents, net of related bad debt expense	(1,078)	(3,014)
Add back amortization of above/(below) market rents	(142)	(115)

Same store cash net operating income, excluding revenue from lease terminations	$42,028	$38,556

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet)—(square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Properties Held for Sale are excluded.

First Quarter 2012	Page 16
Supplemental Reporting Package

Definitions

(Continued)

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented. A reconciliation of NOI and cash NOI by period is provided below; amounts are not restated for current period discontinued operations (in thousands).

	Consolidated operating data, as previously reported, for the three months ended:
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Reconciliation of Loss from continuing operations to NOI:
Loss from continuing operations	$(10,388)	$(9,614)	$(9,142)	$(4,677)	$(6,916)
Income tax expense (benefit) and other taxes	40	121	(56)	38	268
Interest and other (income) expense	(85)	(14)	356	53	(197)
Interest expense	15,511	14,768	16,628	17,104	17,028
Equity in (income) loss of unconsolidated joint ventures, net	1,357	1,126	967	(894)	854
General and administrative	7,056	7,063	6,346	5,459	5,785
Real estate related depreciation and amortization	29,846	32,298	33,398	31,106	32,139
Impairment losses	—	—	—	448	—
Impairment losses on investments in unconsolidated joint ventures	—	1.934	—	19	—
Casualty gains	—	(1,244)	(54)	(33)	(155)
Institutional capital management and other fees	(1,019)	(1,129)	(1,004)	(1,138)	(1,055)

Total GAAP net operating income	42,318	45,309	47,439	47,485	47,751
Less net operating income- non-same store properties	(579)	(5,082)	(5,877)	(6,095)	(4,430)

Same store GAAP net operating income	41,739	40,227	41,562	41,390	43,321
Less revenue from lease terminations	(54)	(134)	(262)	(179)	(73)

Same store GAAP net operating income, excluding revenue from lease terminations	41,685	40,093	41,300	41,211	43,248
Less straight-line rents, net of related bad debt expense	(3,014)	(1,264)	(875)	(1,460)	(1,078)
Add back amortization of above/(below) market rents	(115)	(97)	(190)	(168)	(142)

Same store cash net operating income, excluding revenue from lease terminations	$38,556	$38,732	$40,235	$39,583	$42,028

	Consolidated operating data, as previously reported, for the three months ended:
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
Reconciliation of Loss from continuing operations to NOI:
Loss from continuing operations	$(7,704)	$(11,490)	$(8,836)	$(12,628)	$(10,388)
Income tax expense (benefit) and other taxes	238	582	235	(137)	40
Interest and other (income) expense	469	(353)	(227)	(245)	(85)
Interest expense	12,763	13,225	15,493	15,333	15,511
Equity in (income) loss of unconsolidated joint ventures, net	558	349	1,293	786	1,357
General and administrative	6,032	6,362	6,134	6,734	7,056
Real estate related depreciation and amortization	28,281	28,948	28,526	28,186	29,846
Loss on business combinations	395	—	—	—	—
Impairment losses	—	4,556	—	4,100	—
Impairment losses on investments in unconsolidated joint ventures	—	—	—	216	—
Institutional capital management and other fees	(967)	(1,038)	(1,046)	(1,082)	(1,019)

Total GAAP net operating income	40,065	41,141	41,572	41,263	42,318
Less net operating income- non-same store properties	(4)	(545)	(425)	(251)	(579)

Same store GAAP net operating income	40,061	40,596	41,147	41,012	41,739
Less revenue from lease terminations	(34)	(23)	(273)	(96)	(54)

Same store GAAP net operating income, excluding revenue from lease terminations	40,027	40,573	40,874	40,916	41,685
Less straight-line rents, net of related bad debt expense	(1,574)	(1,360)	(344)	(1,610)	(3,014)
Add back amortization of above/(below) market rents	108	80	(90)	(17)	(115)

Same store cash net operating income, excluding revenue from lease terminations	$38,561	$39,293	$40,440	$39,289	$38,556

Change in (GAAP) same store NOI	(0.7)%	(1.2)%	1.0%	0.7%	3.8%

Change in cash same store NOI	(2.3)%	(1.4)%	(0.5)%	0.7%	9.0%

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield – Under Construction (Projected):

Calculated as projected stabilized Net Operating Income divided by total projected investment.

First Quarter 2012	Page 17
Supplemental Reporting Package